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                                                                     EXHIBIT 4.4


COMMON STOCK                                                        COMMON STOCK
    Shares                                                              Shares

                                      IDEC
                          PHARMACEUTICALS CORPORATION
                          ---------------------------


THIS CERTIFICATE IS      INCORPORATED UNDER THE LAWS OF              SEE REVERSE
TRANSFERABLE IN              THE STATE OF DELAWARE                   FOR CERTAIN
NEW YORK, NY AND                                                     DEFINITIONS
RIDGEFIELD PARK, NJ
                                                               CUSIP 449370 10 5

THIS CERTIFIES THAT



IS THE RECORD HOLDER OF

   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                        IDEC Pharmaceuticals Corporation

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.


 WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


/s/ KENNETH J. WOOLCOTT       [SEAL]               /s/ WILLIAM H. RASTETTER
         Secretary                            Chairman, Chief Executive Officer
                                                         and President

Countersigned and Registered:
        ChaseMellon Shareholder Services, LLC
             Transfer Agent and Registrar


By

             Authorized Signature
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                   [REVERSE SIDE OF COMMON STOCK CERTIFICATE]



        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



        TEN COM   --  as tenants in common
        TEN ENT   --  as tenants by the entireties
        JT TEN    --  as joint tenants with right of
                      survivorship and not as tenants
                      in common



    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________


                                X_______________________________________________

                                X_______________________________________________
                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.

Signature(s) Guaranteed




By___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO SEC RULE 17aD.15.